Exhibit 23.3

                         CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the incorporation by reference in this Form 10-KSB of our report dated January 15, 1999 which appears on page 11 of the 1998 Annual Report of NDC Automation, Inc.


                                           /s/ McGladrey & Pullen, LLP

Charlotte, North Carolina
February 25, 1999